UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 4, 2026

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-2058888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard

South San Francisco, CA 94080

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2026, Twist Bioscience Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, William Blair & Company, L.L.C., Leerink Partners LLC, and Guggenheim Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 3,125,000 shares of its common stock to the Underwriters (the “Offering”). The Shares will be sold to the Underwriters at a public offering price of $96.00 per share, less the underwriting discount and commissions. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 468,750 shares of its common stock. On August 5, 2026, the Underwriters exercised their option to purchase all 468,750 additional shares of common stock (the “Option Shares”) at a price per share of $96.00, less the underwriting discount and commissions.

The net proceeds to the Company from the Offering, including from the exercise of the Underwriters’ option to purchase the Option Shares in full, are expected to be approximately $327.1 million, after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Offering is expected to close on or about August 6, 2026, subject to customary closing conditions.

The Offering is being made pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-296897) and the base prospectus included therein (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2026, and became automatically effective upon filing, the preliminary prospectus supplement, dated August 4, 2026, filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), and the final prospectus supplement, dated August 4, 2026, filed with the SEC pursuant to Rule 424(b)(5) of the Securities Act.

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act.

The Underwriting Agreement is attached hereto as an exhibit to provide interested persons with information regarding its terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement as of specific dates indicated therein, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion and consent of Orrick, Herrington & Sutcliffe LLP relating to the validity of the shares issued in connection with the Offering is filed herewith as Exhibit 5.1 and Exhibit 23.1, respectively.

Item 7.01	Regulation FD Disclosure.

On August 4, 2026, the Company issued a press release to announce a proposed offering of $250.0 million of shares pursuant to the Registration Statement (the “Offering Press Release”). A copy of the Offering Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 4, 2026, the Company also issued a press release to announce that it had priced an upsized $300.0 million offering (the “Pricing Press Release”). A copy of the Pricing Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 4, 2026, among Twist Bioscience Corporation and Goldman Sachs & Co. LLC, William Blair & Company, L.L.C., Leerink Partners LLC, and Guggenheim Securities, LLC.
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (contained in Exhibit 5.1)
99.1	Press release dated August 4, 2026, titled “Twist Bioscience Announces Proposed Public Offering of $250.0 Million of Common Stock”
99.2	Press release dated August 4, 2026, titled “Twist Bioscience Announces Pricing of Upsized $300.0 Million Public Offering of Common Stock”
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward Looking Statements

This report contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the anticipated closing of the Offering and the amount of net proceeds expected from the Offering. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. For a description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s risk factors set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 17, 2025. Any forward-looking statements contained in this report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2026	Twist Bioscience Corporation

/s/ Judy Yan
Judy Yan
Assistant General Counsel and Assistant Secretary